UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2021

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.)	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	HST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Host Hotels & Resorts, Inc. (the “Company”) held its annual meeting of stockholders on May 20, 2021. Stockholders were asked to vote on four proposals: the election of directors, the ratification of the appointment of KPMG LLP as Host’s independent registered public accountants for 2021, an advisory vote to approve executive compensation, and the approval of the Company’s and Host Hotels & Resorts, L.P’s 2021 Employee Stock Purchase Plan. Final voting results are set forth below.

Proposal 1 – Election of Directors

Final votes regarding the election of nine directors for terms expiring at the 2022 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mary L. Baglivo	594,958,156	18,441,316	211,980	24,843,124
Richard E. Marriott	589,100,983	24,293,465	217,004	24,843,124
Sandeep L. Mathrani	604,128,274	9,258,852	224,326	24,843,124
John B. Morse, Jr.	580,668,278	32,704,250	238,924	24,843,124
Mary Hogan Preusse	566,216,831	47,184,302	210,319	24,843,124
Walter C. Rakowich	587,577,136	25,809,619	224,697	24,843,124
James F. Risoleo	604,789,156	8,596,583	225,713	24,843,124
Gordon H. Smith	569,946,255	42,054,136	1,611,061	24,843,124
A. William Stein	604,019,475	9,368,965	223,012	24,843,124

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent registered public accountants of the Company to serve for 2021 are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
633,615,883	4,591,328	247,365	0

Proposal 3 – Advisory Vote on Executive Compensation

The final, non-binding, advisory votes to approve the compensation of the Company’s named executive officers are set forth below. Accordingly, the proposal was approved by approximately 92% of the votes cast.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
562,949,381	50,320,048	342,023	24,843,124

Proposal 4 – Approval of the 2021 Employee Stock Purchase Plan

Final votes on the proposal to approve the 2021 Employee Stock Purchase Plan are set forth below. Accordingly, the plan was approved.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
612,723,458	666,507	221,487	24,843,124

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: May 24, 2021	By:	/S/ Joseph C. Ottinger
	Name:	Joseph C. Ottinger
	Title:	Senior Vice President and Corporate Controller